                                                                   Exhibit 14(a)


                        CONSENT OF INDEPENDENT AUDITORS



The Trustees and Shareholders
ARK Funds


We consent to incorporation by reference in the Registration Statement on Form N-14 of ARK Funds of our report dated May 28, 1999 which appears in the Annual Report of the ARK Funds for the fiscal year ended April 30, 1999.


                                                       /s/ KPMG LLP


Boston, Massachusetts
May 17, 2000